AIRCRAFT PURCHASE AGREEMENT

            This Purchase Agreement (“Agreement”) made and entered into this 14th day of December, 2006 by and between Wayneworks Aviation, LLC, a South Carolina corporation, with principal offices located at 4107 Columbia Road, Martinez, GA  30907 (hereinafter referred to as “Purchaser”) and Global Logistics Aircraft, LLC, a Delaware corporation with principal offices located at 15350 Vickery Drive, Houston, TX  77032, (hereinafter referred to as the “Seller”).

RECITALS

            WHEREAS, Purchaser desires to purchase and Seller desires to sell that certain Aircraft identified as 1998 Cessna Citation X with Serial Number 750-0052 and Registration Number N712JC Together with (2) (Rolls Royce Allison) AE 3007-C engines with Serial Numbers 1330116 (Left) and 330143 (Right), including avionics, components, improvements and other equipment listed on Appendix “1”, manuals, records and spare parts in Seller’s possession (hereinafter collectively the “Aircraft”).

            NOW THEREFORE, in consideration of the mutual representation, covenants and undertaking herein contained, and subject to and on the terms and conditions herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto warrant, covenant and agree as follows:

ARTICLE I.

PURCHASER AND SALE OF THE PROPERTY

            Section 1.01   Recitals.  The above referenced Recitals are incorporated herein by reference as though fully set forth herein.

Section 1.02  Purchase and Sale of the Aircraft.    Seller agrees to sell, transfer, convey and assign to Purchaser all rights to and interest in the above referenced Aircraft, and Purchaser agrees to purchase and acquire from Seller, at the Closing (as hereinafter defined in Article V hereof), the Aircraft, for and in consideration of the payment by Purchaser to Seller the purchase price set forth herein.

            Section 1.03   Instruments of Conveyance and Transfer.   Seller agrees to execute, acknowledge and deliver to Purchaser at the Closing such good and sufficient instruments of sale, conveyance, transfer and assignments as shall be effective to vest in the Purchaser all rights, title and interest in and to the Aircraft and Engines, free and clear of all liens, claims, charges, encumbrances, security interests, of any kind, leaseholder interests, except the liens of Purchaser’s lender (if any).   At Closing, Seller will take all steps necessary to put Purchaser in actual possession and operational control of the Aircraft.  Such instruments of sale, conveyance, transfer and assignment shall include (a) an executed bill of Sale on FAA Forms (8050-2), and (b) an executed Delivery and Acceptance Receipt per Appendix 2 (collectively “Title Documents.”)  Seller shall further deliver to Purchaser at Closing the FAA Certificate of Airworthiness, all log books, manuals and records which pertain to the operation and maintenance of the Aircraft which are in Seller’s possession or within Seller’s reasonable control.  Seller agrees to deliver the Aircraft with (i) all Airworthiness Directives and Mandatory Service Bulletins complied with, (ii) all Airworthiness Discrepancies, if any, rectified prior to delivery.

            Section 1.04   Title and Risk of Loss.  Title to and risk of loss, injury, destruction or damage to said Aircraft pass to Purchaser at the time of delivery and transfer of such Title Documents.  Seller represents and Purchaser acknowledges that the Bill of Sale on FAA Forms (8050-20) is fully executed by Seller and is deposited with Aero Records and Title Co., for delivery to Purchaser at the time Purchaser executes the Delivery and Acceptance Receipt and has deposited with Aero Records and Title Co., the Purchase Price for transmittal to Seller.  Seller hereby authorizes Nextjet, Inc., to sign the Delivery and Acceptance Receipt on its behalf.

ARTICLE II

CONSIDERATION FOR SALE OF ASSETS

            Section 2.01   Consideration.   The entire consideration to be delivered by the Purchaser for the Aircraft and the agreements and covenants of the Seller set forth herein shall be Eleven Million Five Hundred Thousand U.S. Dollars ($11,500,000.00 (USD) (the “Purchase Price”).

            Section 2.02   Payment.   Subject to the terms and conditions of this Agreement and in full consideration for the sale, conveyance, transfer, assignment and delivery of the Aircraft and the agreements and covenants of Seller set forth herein, pursuant to Article II hereof:

                        (a)  at the Closing, Purchaser shall deliver to Seller immediately available funds by wire transfer in the amount of $11,500,000.00, inclusive of the Earnest Money (as hereinafter defined).

                        (b)  at the Closing, Seller shall execute and deliver to Purchaser the various documents of sale, conveyance, transfer and assignments as requested by Purchaser.

ARTICLE III

EARNEST MONEY

            Section 3.01   Earnest Money.   Purchaser will place in an Escrow Earnest Money Deposit in the Sum of Five Hundred Thousand Dollars ($500,000.00 USD) (the “Earnest Money”) with Aero Records and Title Co. pending consummation of the sale contemplated herein.  In the event that Purchaser shall fail or refuse to consummate the transactions contemplated herein and such failure or refusal is not a result of Seller’s default or the failure of some condition precedent hereof, the Seller shall have the right to retain the Earnest Money as liquidated damages for Purchaser’s breach of this Agreement.  In the event that Seller shall fail or refuse to consummate the transactions contemplated herein for any reason other than Purchaser’s default or the failure of some condition precedent hereof, Purchaser may terminate this Agreement and make demand upon the Seller for the return of the full amount of the Ernest Money which shall be Purchaser’s sole remedy.  Purchaser shall pay any escrow fees incurred.

ARTICLE IV

CONDITION OF AIRCRAFT AND ACCEPTANCE

Section 4.01   Aircraft Delivery.   Seller shall deliver Aircraft in an airworthy condition, with no known damage history other than as disclosed to Purchaser with regard to event on December 1, 2006, as set forth in Section 1.03 above.  All aircraft systems must be functioning within normal limits and current on its maintenance with all Airworthiness Directives (AD’s) and mandatory Service Bulletins (SB’s) accomplished, at Cessna Aircraft Service Center, Wichita, Kansas.  Aircraft shall be delivered free and clear of all liens or other encumbrances, with all engine and airframe, logbooks, and any associated accessories.  Seller shall also deliver assign and transfer any and all manufacture warranty contracts and maintenance and service programs relating to the Aircraft or any equipment applicable thereto to the extent that such warranties and programs are assignable.  Aircraft will be delivered to Cessna Aircraft Service Center, Wichita, Kansas at Puchaser’s expense (“Closing Site”).

            Section 4.02   Pre-Purchase – Seller’s Responsibilities.   Seller will make the Aircraft available for Purchaser’s inspection at Cessna Aircraft Service Center, Witchita, Kansas.  Seller shall repair at its cost, any items deemed to be un-airworthy in accordance with the manufacturer’s maintenance manual, or out of the manufacturer’s published wear limitations and all mandatory Service Bulletins and Airworthiness Directives that are applicable and not accomplished.

            Section 4.03   Pre-Purchase – Purchaser’s Responsibilities.   Purchaser shall, at its cost, carry out an inspection of the Aircraft which inspection shall be completed by 6:00 p.m. Central Standard Time on December 22, 2006, and, within 24 hours of completion of such inspection, give written notice to Seller of any items to be rectified by seller pursuant to Section 4.02 above.  Purchaser shall notify Seller in writing of its acceptance or rejection no later than 24 hours following the completion of Purchaser’s inspection.  In the event that prior to the Closing, the Aircraft is lost, destroyed or damaged to such an extent that qualified mechanics state that it could not be repaired in twenty (20) days, this Agreement shall terminate and the parties shall be released from all obligations hereunder and any deposits shall be returned.

ARTICLE V

CLOSING

            Section 5.01  Closing and Delivery.   The sale, transfer, conveyance, delivery and assignment of the Aircraft shall be consummated at a closing (herein referred to as the "Closing”) on or before December 28, 2006, after acceptance of the Aircraft by Purchaser.  Such closing may be conducted via Fax and telephone or other electronic means and shall be completed no later than one (1) day following the acceptance of the Aircraft unless another date is mutually agreed by Seller and Purchaser.

ARTICLE VI

MISCELLANEOUS

            Section 6.01   Notices.   All notices, claims, certificates, requests, demands, and other communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally or mailed or faxed as follows:

If to Purchaser, to:

If to Seller, to:

Wayneworks Aviation, LLC

Global Logistics Aircraft, LLC

209 Hudson Trace

15350 Vickery Drive

Augusta, GA  30907

Houston, TX  77032

Attn:  Wayne Brown

C/O Nextjet, Inc.

Attn:  Mark Ritacca

Fax:  706-737-7690

Fax:   703-312-1355

wayneworksaviation.com

mark@nextjets.com

with a copy to:

EGL, Inc.

Attn:

CEO and CFO

or to such other address as the person to whom notice is to be given may have previously provided to the other in writing in the manner set forth above.

            Section 6.02   Finders and Brokers.   The parties agree that no third person has in any way brought the parties together or been instrumental in the making of this Agreement.  Seller shall have the sole responsibility for any commission due Nextjet, Inc.

            Section 6.03   Expenses.   Except as otherwise provided in this Agreement, each party hereto shall pay their respective fees and expenses incurred by it in connection with this Agreement, including without limitation, expenses of attorneys and accountants.  Purchaser agrees to pay one half the escrow fees directly associated with this transaction.

            Section 6.04   Successors and Assigns.   This Agreement may not be assigned by any party hereto without the written consent of each other party.  This Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective permitted successors and assigns, and this Agreement is not intended to confer upon any other person other than the parties hereto and their respective permitted successors and assigns any rights or remedies under or by reason of this Agreement.

            Section 6.05   Confidentiality.   Subject to any requirement by law to do so, the terms and conditions of this Agreement shall remain confidential and Seller and Purchaser will not divulge any terms or conditions of this Agreement to any third parties either prior to or subsequent to delivery of the Aircraft, other than to their respective attorneys, accountants and business professionals.

            Section 6.06   Headings, Gender and Person.   The article, section and other headings contained in this Agreement have been added for convenience only and will not affect in any way the meaning or interpretation of this Agreement.  Words used herein, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require.

            Section 6.07   Severability.   Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remaining provisions of this Agreement, and to the extent permitted by law, any determination of invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

            Section 6.08   Warranties.   To the extent that any manufacturer’s warranties are still in effect with respect to the Aircraft (other than warranties which by their terms are unassignable), Seller will reasonably assist Purchaser to maintain continuity of the warranties and take such other reasonable steps to assist Purchaser to process warranty claims directly with the manufacturers.

            Section 6.09   Non- Assumption of Liabilities.   Purchaser shall not be deemed in any manner to have assumed or agreed to perform or pay any debts, accounts payable, liabilities, obligations, or contracts to perform repairs of Seller of any nature, whether or not known, presently existing, absolute, accrued, contingent or otherwise which relate to the Aircraft, other than those liabilities as specified in Section 6.03.

            Section 6.10   Taxes.   Purchaser shall pay any sales, use or transfer taxes imposed by any taxing authority upon the sale or the Aircraft to Purchaser pursuant to this Agreement.  Seller shall not be liable for the payment of collection of any transfer, sales, or use taxes incurred as a result of this transaction.  Purchaser hereby agrees to execute any and all exemption forms required by the state in which closing is affected.

            Section 6.11   Force Majeure.   Seller shall not be liable for any failure of or delay in delivery of the Aircraft for the period that such failure or delay is due to acts of God or public enemy; civil war; insurrection or riots, fire, floods, earthquakes, epidemics or quarantine restrictions, explosions or serious accidents; governmental priorities or allocations; strikes or labor disputes; inability to obtain Aircraft materials, accessories, equipment or parts from the vendors on terms anticipated; or any cause beyond Seller’s control.  Seller agrees to notify Purchaser promptly of the occurrence of any such cause.  In such notice, Seller will advise Purchaser of its inability to deliver, in which event it shall promptly return the deposit of Earnest Money, where applicable, and upon such notice and return, this Agreement shall terminate without further force or effect.

            Section 6.12   Remedies.   In the event Purchaser fails to consummate the transaction contemplated herein and Seller is not in default of any warranty, representation or condition hereof, Seller is entitled to the Earnest Money as liquidated damages.   In the event Seller fails to consummate the transaction contemplated herein and Purchaser is not in default of any warranty, representation or condition hereof, Purchaser is entitled to return of the Earnest Money which shall be Purchaser’s sole remedy.

            Section 6.13    Governing Law.   The courts of Texas shall have exclusive jurisdiction to hear and determine all claims, disputes and actions or suits which may arise hereunder.

            Section 6.14   Counterparts.   This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

            Section 6.15   Hold Harmless.   Purchaser shall indemnify, save harmless and defend seller, at Purchaser’s cost and expense, against any and all claims, costs, damages and liabilities, which may relate to or arise from Purchaser’s use, operation, maintenance or repair of the Aircraft.  Seller shall indemnify, save harmless and defend seller, at Seller’s cost and expense, against any and all claims, costs, damages and liabilities, which may relate to or arise from Seller’s use, operation, maintenance or repair of the Aircraft.

            Section 6.16   Condition of Aircraft.   EXCEPT FOR THE ITEMS TO BE RECTIFIED PURSUANT TO ARTICLE IV OF THIS AGREEMENT AND EXCEPT FOR WARRANTY OF TITLE, THE AIRCRAFT IS BEING DELIVERED TO PURCHASER IN AN “AS IS” CONDITION AND SELLER MAKES NO OTHER WARRANTIES, GUARANTEES OR REPRESENTATION OF ANY KIND, EITHER EXPRESSED OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO ANY OBLIGATION OR LIABILITY OF SELLER WITH RESPECT TO ANY IMPLIED WARRANTY OF MERCHANTABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, AND ANY IMPLIED WARRANTY OF FITNESS AND ANY OBLIGATION OR LIABILITY OF SELLER ARISING IN

TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF SELLER OR UNDER THE DOCTRINE OF STRICT LIABILITY, ACTUAL OR IMPUTED, OR FOR LOSS OF USE, REVENUE OR PROFIT WITH RESPECT TO THE AIRCRAFT, FOR ANY LIABILITY OF PURCHASER TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGE.

            Section 6.17    Authority.   Purchaser and Seller warrant that each has full power, authority and legal right to execute, deliver and perform their obligations under this Agreement.  The execution by each party will not violate and does not require the consent of, any party under any operating agreement, articles of organization, by-law, order, judgment or agreement of Purchaser or Seller.

            Section 6.18   Original Signature.   For the purpose of negotiating and finalizing this Agreement, any signed document transmitted by fax machine or PDF file shall be treated in all manner and respects as an original document.  The signature of any party shall be considered for these purposes as an original signature.  Any such fax or PDF document shall be considered to have the same binding legal effect as an original document.  At the request of either party, any fax document shall be re-executed by both parties in an original form.

            Section 6.19   Entire Agreement.   This Agreement contains the entire understanding of the parties hereto and supersedes all previous writings delivered with respect to the subject matter hereof.  There are no restrictions, promises, representations, warranties or undertakings governing the subject matter of this Agreement, other than those expressly set fort or referred to herein or therein.

IN WITNESS THEREOF, the parties hereto have caused this Agreement to be duly executed as the day and year first written above.

PURCHASER:

SELLER:

Wayneworks Aviation, LLC,

Global Logistics Aircraft, LLC

A South Carolina Corporation

A Texas Corporation

By:  /s/ Wayne Brown

By:  /s/ James R. Crane

Title: President/CEO

Title: CEO

Appendix 1

1998 CESSNA CITATION X, S/N: 52, N712JC, 2854 TT, 2854 SNEW / 2854 SNEW, 2788 TTAF, 5 Tube EFIS, TCAS II w7,EGPWS, Fresh A-H Insp with New Interior (Full) by Cessna 11/06 - Exceptional Buy !!!, 8 Seats, For Sale - Call

Airframe: AIRFRAME TOTAL TIME: 2854 LANDINGS: 1576
Engine Specs: Left: 2854 Total Time 1443 Cycles Right: 2854 Total Time 1476 Cycles

Additional Equipment:
PRECISE FLIGHT PULSELIGHT SYSTEM
LIGHTS- REPLACED RED FLASHING WITH RED STROBE
TELEDYNE ANGLE OF ATTACK
DEVORE TAIL LOGO FLOOD LIGHTS
LITTON 3 FREQ. LOCATOR BEACON
76 CUBIC FOOT OXYGEN SYS & SECOND SYSTEM
ECU SPARE MOUNTING PROVISN (APU)
MOBIL 254 ENGINE/APU OIL
DEFUEL VALVES
MAGNAVOX MAGNASTAR 2000
CABIN BRIEFING SYSTEM
AIRSHOW NETWORK SYSTEM
ENGINE TREND MONITORING (TOLD)
PANEL LAYOUT
LSZ-860 LIGHTNING DETECT SYSTEM-HONEYWELL

Interior: All New Interior and Entertainment System by Cessna San Antonio 11/22/2006
Exterior: Overall White with Red and Blue Stripes.

Avionics / Radios:
KING KHF 950 (SECOND)
COLTECH CSD-714 SELCAL
SATELLITE DATA COMM. SYS-GLOBAL PROVSN FOR FLIGHT DATA RECORDER
TCAS II- BENDIX KING
ALLIED SIGNAL ENHANCED GPWS
DUAL HONEYWELL LASER REF III
CD-850 FLIGHT MANAGEMENT SYS. CDU NSTALL
COMPLY WITH FMS SB750-34-30R1

Inspection Status: Fresh A-H Inspection by Cessna - San Antonio 11/22/06

APPENDIX 2

AIRCRAFT DELIVERY AND ACCEPTANCE RECEIPT

To:

Name:                    ____________________________________________________

Company:            ____________________________________________________

Via Fax:                                ____________________________________________________

Aircraft: 1998 Cessna Citation X     Serial No: 0052    Registration No:   N712JC

Total Times @ Delivery:   Airframe: ________ hrs.    Left Engine: _______ hrs   Right Engine _____ hrs.

                I, the undersigned, certify that I am the Purchaser named herein and acknowledge full and satisfactory delivery of the Aircraft referred to above.  I have examined the Aircraft and all pertinent logs and manuals pertaining thereto, conducted an inspection and have found the Aircraft to be in all respects satisfactory.  We agree to deem our deposit in the amount of  $500,000.00 USD, placed at Aero Records and Title Co., to be non-refundable.

                Wayneworks Aviation, LLC (Purchaser) hereby agrees to indemnify and hold Global Logistics Aircraft, LLC, (Seller) harmless from and against any and all liabilities or responsibility relating to the ownership custody, movement, sale, use, operation or disposition of the Aircraft subsequent to delivery as provided in the Agreement appended hereto and for which this Appendix 2 is attached as an exhibit.

                Purchaser hereby acknowledges that delivery of the Aircraft is accepted at:

City: ___________________ Airport: _____  State: _____  on this ____ day of December, 2006.

PURCHASER:                                                                                     SELLER:

Wayneworks Aviation, LLC                                                             Global Logistics Aircraft, LLC

BY:  _____________________________                                   BY:  _____________________________

TITLE: ___________________________                                  TITLE:  __________________________